SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                   November 6, 2003

INTRUSION INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-20191	75-1911917
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 East Arapaho Road, Richardson, Texas		75081
(Address of Principal Executive Offices)		(Zip Code)

(972) 234-6400
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Item 5.                                   Other Events.

On November 6, 2003, we received a notification from Nasdaq that we had failed to regain compliance with the minimum $1.00 bid requirement set forth in Marketplace Rule 310(c)(4) by November 5, 2003 and that Nasdaq would delist our common stock from the Nasdaq SmallCap Market at the close of business on November 17, 2003.  On November 7, 2003, we issued a press release announcing that we intend to appeal the Nasdaq delisting notification.  A copy of such press release is attached hereto as Exhibit 99.1.

Item 7.                                   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

99.1                                                   Text of press release of the registrant, dated November 7, 2003, announcing that it will appeal Nasdaq delisting notification.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTRUSION INC.

Dated: November 7, 2003	By:	/s/	Michael L. Paxton
Michael L. Paxton
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Text of press release of the registrant, dated November 7, 2003, announcing that it will appeal Nasdaq delisting notification.